                              WILLAMETTE VALUE FUND

                         SUPPLEMENT DATED MARCH 22, 1999
                      TO THE PROSPECTUS DATED MAY 22, 1998


         The second sentence of the Investment Adviser description in the "Prospectus Summary" on page 2 is deleted and replaced by the following:

         The Adviser is an affiliate of Phillips and Company Securities, Inc. and Willamette Securities, Inc., each a registered broker-dealer.

         Commencing April 1, 1999 the following section is inserted on page 13 before "Redemption of Shares":

         EXCHANGE PRIVILEGE
         The Willamette Small Cap Growth Fund and the Willamette Value Fund (collectively, the "Funds") offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Fund. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. Exchanges will be subject to a sales charge, representing the difference between the sales charge already paid, if any, on a fund held and the sales charge applicable to a direct purchase of the Fund being exchanged into. Under such circumstances, in order to receive a reduced sales charge, the Shareholder must notify the Transfer Agent or Distributor that a sales charge was originally paid and provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification.

         The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. The exchange privilege is only available in states where the exchange may legally be made. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at (877) 945-3863 or by providing written instructions to the Funds. An investor should consult the Distributor for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a shareholder is unable to contact the Funds by telephone, a shareholder may also mail the exchange request to the Distributor at the address listed under "HOW TO PURCHASE AND REDEEM SHARES". The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Funds by the last Valuation Time, on any Business Day, the exchange usually will occur on that day. Any shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. This option will be suspended for a period of 30 days following a telephonic address change.

         The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

         The Fee Table discussion on page 3 and Investment Adviser discussion on page 17 is supplemented and the third sentence of the fourth full paragraph on page 17 is deleted and replaced by the following:

         The Fund has adopted an Expense Limitation Agreement (the "Agreement") dated February 1, 1999 whereby the Adviser reduces its fee and reimburses the Fund so that the operating expenses of the Fund are limited to an annual rate (as a percentage of the Fund's average daily net assets) of 2.90% for the period from February 1, 1999 to March 31, 1999 and 2.75% for the period from April 1, 1999 to March 31, 2000. In connection with the Agreement, the Fund has agreed to pay the Adviser the amount of fees and reimbursements that, if not for the above limitation, would have been payable or reimbursable to the Adviser for a period of up to two years after the limitation periods, provided that the Fund's operating expenses, without regard to such repayment or reimbursement, are at an annual rate (as a percentage of the Fund's average daily net assets) of 2.75% or less. Additionally, the Fund will not make repayments or reimbursements in an amount that would cause the Fund's total operating expenses to exceed the 2.75% annual expense limitation.

         The second sentence of the first full paragraph on page 17 under "Investment Adviser" is deleted and replaced with the following:

         The Adviser is an affiliate of Phillips & Company Securities, Inc. and Willamette Securities, Inc., each a registered broker-dealer

         The third sentence of the first full paragraph on page 18 under "Expense and Portfolio Transactions" is deleted and replaced by the following:

         Subject to the foregoing, transactions for the Fund may be executed through Phillips & Company Securities, Inc. and Willamette Securities, Inc., affiliates of the Adviser, and sales of Fund shares may be used as a factor in placing Fund portfolio transaction orders.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                      -2-